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                                                                    Exhibit 10.6


 INCOME AND TALENT ACQUISITION AGREEMENT



This Agreement is made on this 8th day of May, 2000, by and between InVision Records, Inc., a wholly-owned subsidiary of Falcon Entertainment Corp, of 675 3rd Avenue, New York, New York 10036 ("Company"), and Harlan Lansky, d/b/a, Harlan Productions, Inc., p/k/a, Matrix Music Works, of 6430 Sunset Blvd., Suite 650, Hollywood, California 90028 ("Matrix").

Matrix is a music production company, which currently has a number of artists in development e.g., Amanda, Saint Eve, Justin Leigh, etc. (hereinafter the "Artist Roster"). The Company desires to acquire a right to a percentage of the net income generated by Matrix, and a percentage of Matrix' interest in the artist contracts between Matrix and the artists comprising the Artist Roster and New Artists, as later defined. Accordingly, the parties agree as follows:

      1. GRANT In exchange for the payment of $250,000.00, the Company, after the date hereof, shall have a right to: a) twenty five (25%) percent of the net income (as determined by Generally Accepted Accounting Principles) generated by Matrix, in all areas, excluding projected income derived from the production contracts to which the Artist Roster and New Artists are signed (hereinafter the "Income Right"); and b) a concomitant interest of twenty five (25%) percent of projected royalty income derived specifically, as and when paid, from the Matrix production contracts to which the Artist Roster is signed, as such Artist Roster currently exists pursuant to Exhibit "A" (hereinafter the "Artist Roster Acquisition") ; and, c) twenty five (25%) percent of royalty income derived specifically, as and when paid, from artists signed to production contracts with Matrix within five (5) years from the date hereof (hereinafter "New Artists").


      2. BEST EFFORTS Matrix will utilize its best efforts to keep key executives of the Company apprised of all developments, which would add or detract from the Artist Roster.


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      3. TERM/TERRITORY The term of this agreement, as it relates to the Income
         Right shall be indefinite; the term as it relates to the Artist Roster Acquisition and New Artists shall be equal to the term of the respective agreement between Matrix and the individual artists comprising the Artist Roster and New Artists ( hereinafter the "Term") and shall be on a worldwide basis.

      4. SECURITY INTEREST Matrix does hereby grant a security interest in favor of Company in: a) any and all receivables which constitute the royalty payments due and payable to Matrix from production contracts to which the Artist Roster and/or New Artists are signed; and, b) any and all insurance and/or sales proceeds related thereto, all for the benefit and security of Company (hereinafter the "Collateral"). Matrix will cooperate with Company in perfecting this granted security interest by all means necessary, to include, but not be limited to, signing and/or filing the necessary UCC-1 form(s), if requested. Matrix acknowledges that it is the intent of this granting clause to ensure that Company is provided with a first priority security interest before all other creditors of Matrix. There are no actions, suits or proceedings pending or, to Matrix's knowledge, threatened against or affecting Matrix or the properties of Matrix before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, if determined adversely to Matrix, would have a material adverse effect on the condition, business or operations of Matrix, the ability of Matrix to perform its obligations under this agreement or the security interest and lien of Company upon the Collateral.

      5. WARRANTY AND AUTHORITY Matrix warrants and represents that it has the right and legal capacity to enter into this agreement, and that Matrix is not subject to any prior obligations or agreements, whether as a party or otherwise, which would restrict or interfere in any way with the full and prompt performance of its obligations hereunder. Matrix further warrants that it is a corporation in good standing (See Exhibit "B", Certificate of Good Standing), and that its board of directors has authorized Matrix to enter into this transaction (See Exhibit "C", Secretary's Certificate Relating to Incumbency and the Corporate Resolution related thereto).

Matrix agrees to indemnify, save and hold Company harmless from any and all loss and damage (including court costs and reasonable attorneys' fees) arising out of, connected with or as a result of any inconsistency with, failure of, or breach or threatened breach by Matrix of any warranty, representation, agreement, undertaking or covenant contained in this agreement.


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This agreement sets forth the entire agreement between the parties with respect to the subject matter hereof. No modification, amendment, waiver, termination or discharge of this agreement shall be binding upon Company unless confirmed by a written instrument signed by an authorized officer of Company, or binding upon you unless confirmed by a written instrument signed by you. A waiver by either you or Company of any term or condition of this agreement in any instance shall not be deemed or construed as a waiver of such term or condition for the future, or of any subsequent breach thereof. All rights, options and remedies in this agreement shall be cumulative and none of them shall be in limitation of any other remedy, option or right available to Company or to you. Should any provision of this agreement be adjudicated by a court of competent jurisdiction as void, invalid or inoperative, such decision shall not affect any other provision hereof, and the remainder of this agreement shall be effective as though such void, invalid or inoperative provision had not been contained herein. The headings of the paragraphs hereof are for convenience only and shall not be deemed to limit or in any way affect the scope, meaning or intent of this agreement or any portion thereof. All accountings and payments required herein, and all grants made herein, shall survive and continue beyond the expiration or earlier termination of this agreement. Neither party shall be entitled to recover damages or to terminate the Term by reason of any breach by the other party of its material obligations, unless the latter party has failed to remedy the breach within a reasonable time following receipt of notice thereof.

         THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK AND ITS VALIDITY, CONSTRUCTION, PERFORMANCE AND BREACH SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE WHOLLY PERFORMED THEREIN. YOU AGREE TO SUBMIT YOURSELF TO THE JURISDICTION OF THE FEDERAL OR STATE COURTS LOCATED IN NEW YORK CITY IN ANY ACTION WHICH MAY ARISE OUT OF THIS AGREEMENT AND SAID COURTS SHALL HAVE EXCLUSIVE JURISDICTION OVER ALL DISPUTES BETWEEN COMPANY AND YOU OR ARTIST PERTAINING TO THIS AGREEMENT AND ALL MATTERS RELATED THERETO. IN THIS REGARD, ANY PROCESS IN ANY ACTION OR PROCEEDING COMMENCED IN THE COURTS OF THE STATE OF NEW YORK ARISING OUT OF ANY CLAIM, DISPUTE OR DISAGREEMENT UNDER THIS AGREEMENT MAY, AMONG OTHER METHODS, BE SERVED UPON YOU BY DELIVERING OR MAILING THE SAME, VIA REGISTERED OR CERTIFIED MAIL, ADDRESSED TO YOU AT THE ADDRESS PROVIDED HEREIN FOR NOTICES TO YOU; ANY SUCH DELIVERY OR MAIL SERVICE SHALL BE DEEMED TO HAVE THE SAME FORCE AND EFFECT AS PERSONAL SERVICE WITHIN THE STATE OF NEW YORK. NOTHING CONTAINED IN THIS SUBPARAGRAPH 25(b) SHALL PRECLUDE COMPANY FROM JOINING MATRIX IN AN ACTION BROUGHT BY A THIRD


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PARTY AGAINST COMPANY IN ANY JURISDICTION, ALTHOUGH COMPANY'S FAILURE TO JOIN
MATRIX IN ANY SUCH ACTION IN ONE INSTANCE SHALL NOT CONSTITUTE A WAIVER OF ANY OF COMPANY'S RIGHTS WITH RESPECT THERETO, OR WITH RESPECT TO ANY SUBSEQUENT ACTION BROUGHT BY A THIRD PARTY AGAINST COMPANY. NOTHING CONTAINED HEREIN SHALL CONSTITUTE A WAIVER OF ANY OTHER REMEDIES AVAILABLE TO COMPANY.




Agreed to and accepted:


InVision Records, Inc.

/s/ Mark Eddinger
----------------------------
By: Mark Eddinger, President
Authorized Signatory



InVision Records, Inc

/s/ Jim Fallacaro
----------------------------
By: Jim Fallacaro, Chairman
Authorized Signatory


Harlan Productions, Inc
d/b/a Matrix Music Works


/s/ Harlan Lansky
----------------------------
By: Harlan Lansky, President
Authorized Signatory